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                                                                   EXHIBIT 10.39


                    SEVENTH AMENDMENT TO FIRST RESTATED LOAN
                              AGREEMENT (REVOLVER)


     THIS SEVENTH AMENDMENT TO FIRST RESTATED LOAN AGREEMENT (REVOLVER) (herein called the "Amendment") is made as of the 19th day of December, 1996, by and among Western Gas Resources, Inc., a Delaware corporation ("Borrower"), NationsBank of Texas, N.A., a national banking association, as Agent ("Agent"), and NationsBank of Texas, N.A., Bank of Montreal, CIBC Inc., Societe Generale, Southwest Agency, The First National Bank of Boston, Colorado National Bank, Bank of America National Trust and Savings Association and Credit Lyonnais Cayman Island Branch, (herein, collectively referred to as "Lenders").

                              W I T N E S S E T H:

     WHEREAS, Borrower, Agent and Lenders have entered into that certain First Restated Loan Agreement (Revolver) dated as of September 2, 1994, as amended by that certain First Amendment to First Restated Loan Agreement (Revolver) dated as of December 2, 1994, that certain Second Amendment to First Restated Loan Agreement (Revolver) dated as of February 23, 1995, that certain Third Amendment to First Restated Loan Agreement (Revolver) dated as of July 19, 1995, that certain Fourth Amendment to First Restated Loan Agreement (Revolver) dated as of November 29, 1995, that certain Fifth Amendment to First Restated Loan Agreement (Revolver) dated as of March 22, 1996 and that certain Sixth Amendment to First Restated Loan Agreement (Revolver) dated as of October 16, 1996 (as amended to the date hereof, the "Original Agreement") for the purpose and consideration therein expressed, whereby Lenders became obligated to make and made loans to Borrower as therein provided; and

     WHEREAS, Borrower, Agent and Lenders desire to amend the Original Agreement as expressly set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans which may hereafter be made by Lenders to Borrower,

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and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                    ARTICLE I. -- Definitions and References
                                  --------------------------

     Section 1.1.  Terms Defined in the Original Agreement.  Unless the context
                   ---------------------------------------
otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2.  Other Defined Terms.  Unless the context otherwise requires,
                   -------------------
the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "Amendment" means this Seventh Amendment to First Restated Loan
           ---------
     Agreement (Revolver).

          "Loan Agreement" shall mean the Original Agreement as amended hereby.
           --------------


                           ARTICLE II. -- Amendments
                                          ----------

     Section 2.1.  Definitions.  The definition of "Commitment Period" in
                   -----------
Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          "`Commitment Period' means the period from and including the Closing
            -----------------
     Date until and including the earlier of April 1, 1998 or the day on which the Notes become due and payable in full."

     Section 2.2.  Scheduled Payments.  Section 2.6 of the Original Agreement is
                   ------------------
hereby amended in its entirety to read as follows:

          "Section 2.6.  Scheduled Payments.  The principal amount of the Notes
                         ------------------
     shall be due and payable in ten quarterly installments, each of which shall be equal to one-tenth of the aggregate unpaid principal balance of the Loans at the end of the Commitment Period. These prepayments shall be due and payable on the first day of each January, April, July and October, beginning on and including July 1, 1998, and continuing regularly thereafter until and including October 1, 2000, the date on which the Notes become due and payable in full. Each principal payment made under this section shall

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     be apportioned and applied to each Lender's Note in accordance with such
     Lender's Loan Share of such payment. Any principal prepaid pursuant to this section shall be in addition to and not in lieu of, all payments otherwise required to be made under the Loan Documents at the time of such prepayment."

                  ARTICLE III. -- Conditions of Effectiveness
                                  ---------------------------

     Section 3.1.  Effective Date.  This Amendment shall become effective as of
                   --------------
the date first above written, except as otherwise provided herein, when, and only when, Agent shall have received, at Agent's office, all of the following:

          (a)  Amendment.  A counterpart of this Amendment executed and
               ---------
     delivered by Borrower and all Lenders.

          (b) Officer's Certificate.  A certificate of a duly authorized officer
              ---------------------
     of Borrower, dated the date of receipt thereof by Agent, duly authorized, executed and delivered, to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness and otherwise in form and substance satisfactory to Agent.

          (c)  Supporting Documents.  Such supporting documents as Agent may
               --------------------
     reasonably request.

                 ARTICLE IV. -- Representations and Warranties
                                ------------------------------

     Section 4.1.  Representations and Warranties of Borrower.  In order to
                   ------------------------------------------
induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

          (a) The representations and warranties contained in each subsection of Section 5.1 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

          (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Loan Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder.

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          (c)      The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

          (d) When duly executed and delivered, each of this Amendment and the Loan Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

          (e) The unaudited quarterly Consolidated financial statements of Borrower dated as of September 30, 1996 fairly present Borrower's Consolidated financial position at such date and the Consolidated results of Borrower's operations and changes in Borrower's Consolidated cash flow for the period thereof. Copies of such financial statements have heretofore been delivered to each Lender. Since September 30, 1996, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.

                          ARTICLE V. -- Miscellaneous
                                        -------------

     Section 5.1.  Ratification of Agreements.  The Original Agreement as hereby
                   --------------------------
amended and each other Loan Document affected hereby are ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Agent or Lenders under the Loan Agreement, or any

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other Loan Document nor constitute a waiver of any provision of the Loan
Agreement, or any other Loan Document.

     Section 5.2.  Survival of Agreements.  All representations, warranties,
                   ----------------------
covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower or any Related Person hereunder or under the Loan Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Loan Agreement.

     Section 5.3.  Loan Documents.  This Amendment is a Loan Document, and all
                   --------------
provisions in the Loan Agreement pertaining to Loan Documents apply hereto.

     Section 5.4.  Governing Law.  This Amendment shall be governed by and
                   -------------
construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 5.5.  Counterparts.  This Amendment may be separately executed in
                   ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their duly authorized officers.


                                  WESTERN GAS RESOURCES, INC.



                                  By: /S/ John C. Walter
                                      ------------------
                                      John C. Walter
                                      Executive Vice President



                                  NATIONSBANK OF TEXAS, N.A.,
                                  as Agent, Issuing Bank and Lender



                                  By: /S/ David C. Rubinking
                                      ----------------------
                                      David C. Rubenking
                                      Senior Vice President



                                  BANK OF AMERICA NATIONAL
                                  TRUST AND SAVINGS ASSOCIATION



                                  By: /S/ Gary M. Tsuyuki
                                      -------------------
                                      Gary M. Tsuyuki
                                      Managing Director



                                  BANK OF MONTREAL


                                  By: /S/ Don Skipper
                                      ---------------
                                      Don Skipper
                                      Director

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                                  THE FIRST NATIONAL BANK
                                    OF BOSTON



                                  By: /S/ Michael Kane
                                      ----------------
                                      Michael Kane
                                      Managing Director



                                  CREDIT LYONNAIS CAYMAN
                                  ISLAND BRANCH



                                  By: /S/ Pascal Poupette
                                      -------------------
                                      Name: Pascal Poupette
                                      Title: Authorized Signature


                                  CIBC INC.



                                  By: /S/ Aleksandra Dymanus
                                      ----------------------
                                      Aleksandra K. Dymanus
                                      Authorized Signatory


                                  COLORADO NATIONAL BANK



                                  By: /S/ Monte E. Deckerd
                                      --------------------
                                      Name: Monte E. Deckerd
                                      Title: Vice President


                                  SOCIETE GENERALE, SOUTHWEST
                                  AGENCY


                                  By: /S/ Paul E. Cornell
                                      -------------------
                                      Paul E. Cornell
                                      First Vice President

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            CONFIRMATION, ACKNOWLEDGEMENT AND CONSENT OF GUARANTORS


     Each of the undersigned (collectively "Guarantors") hereby (i) acknowledges and consents to the foregoing Seventh Amendment to First Restated Loan Agreement (Revolver) of even date herewith by and among Western Gas Resources, Inc., NationsBank of Texas, N.A., as Agent ("Agent"), Bank of Montreal, CIBC Inc., Societe Generale, Southwest Agency, The First National Bank of Boston, Colorado National Bank, Bank of America National Trust and Savings Association and Credit Lyonnais Cayman Island Branch; (ii) confirms the Restated Guaranty dated as of September 2, 1994 executed by such Guarantor in favor of Agent and the Lenders pursuant to the Original Agreement; and (iii) agrees that each of such Guarantor's obligations and covenants with respect to such Restated Guaranty shall remain in full force and effect after the execution of such Amendment.

     William J. Krysiak, Vice President-Finance of Western Gas Resources Oklahoma, Inc., Western Gas Resources Texas, Inc., Western Gas Resources Storage, Inc., Mountain Gas Resources, Inc., MGTC, Inc. and MIGC, Inc., is executing this Confirmation, Acknowledgment and Consent of Guarantors in his capacity of officer of each such corporation.

     Dated as of the 19th day of December, 1996.

                         WESTERN GAS RESOURCES OKLAHOMA, INC.
                         WESTERN GAS RESOURCES TEXAS, INC.
                         WESTERN GAS RESOURCES STORAGE, INC.
                         MOUNTAIN GAS RESOURCES, INC.
                         MGTC, INC.
                         MIGC, INC.



                         By: /S/ William J. Krysiak
                             ----------------------
                             William J. Krysiak, Vice President-Finance